Exhibit 99.2

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Sean R. Creamer, Chief Financial Officer (principal financial officer) of Sylvan Learning Systems, Inc. (the “Registrant”), certify that to the best of my knowledge, based upon a review of the Current Report on Form 8-K for the period ended December 31, 2002 of the Registrant (the “Report”):

(1)       The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Sean R. Creamer
Name:	Sean R. Creamer
Date:	June 9, 2003